Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document and Entity Information
Entity Registrant Name	EPICEPT CORP
Entity Central Index Key	0001208261
Document Type	POS AM
Post Effective Amendment Number	1
Document Period End Date	Dec 31, 2011
Amendment Flag	false
Current Fiscal Year End Date	--12-31
Entity Current Reporting Status	Yes
Entity Filer Category	Smaller Reporting Company

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
ASSETS
Cash and cash equivalents	$ 6,378	$ 2,435
Inventory	57	179
Prepaid expenses and other current assets	302	333
Total current assets	6,737	2,947
Restricted cash	70	189
Property and equipment, net	120	222
Long-term inventory	303	825
Deferred financing costs	291	506
Total assets	7,521	4,689
LIABILITIES AND STOCKHOLDERS' DEFICIT
Accounts payable	1,123	1,244
Accrued research contract costs	929	859
Other accrued liabilities	1,281	1,286
Notes and loans payable, current portion	8,022	524
Deferred revenue, current portion	882	921
Total current liabilities	12,237	4,834
Notes and loans payable		62
7.5556% Convertible Subordinated Notes Due 2014		386
Deferred revenue	12,065	12,905
Deferred rent and other noncurrent liabilities	365	637
Total liabilities	24,667	18,824
Commitments and contingencies
Common stock, $.0001 par value; authorized 225,000,000 shares; issued 71,003,667 shares and 54,991,535 shares at December 31, 2011 and 2010, respectively	7	5
Additional paid-in capital	218,955	210,540
Warrants	31,156	27,227
Accumulated deficit	(266,238)	(250,582)
Accumulated other comprehensive loss	(951)	(1,250)
Treasury stock, at cost (4,167 shares)	(75)	(75)
Total stockholders' deficit	(17,146)	(14,135)
Total liabilities and stockholders' deficit	$ 7,521	$ 4,689

Consolidated Balance Sheets (Parenthetical) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Consolidated Balance Sheets
Convertible Subordinated Notes Due 2014 (as a percent)	7.56%	7.56%
Common stock, par value (in dollars per share)	$ 0.0001	$ 0.0001
Common stock, shares authorized	225,000,000	225,000,000
Common stock, shares issued	71,003,667	54,991,535
Treasury stock, shares	4,167	4,167

Consolidated Statements of Operations and Comprehensive Loss (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenue:
Net product sales	$ 39	$ 158
Licensing and other revenue	905	836	414
Total revenue	944	994	414
Costs and expenses:
Costs of goods sold	692	997
Selling, general and administrative	6,452	7,244	7,548
Research and development	7,853	8,127	11,603
Total costs and expenses	14,997	16,368	19,151
Loss from operations	(14,053)	(15,374)	(18,737)
Other income (expense):
Interest income	12	7	32
Foreign exchange (loss) gain	(340)	(538)	221
Interest expense (See note 2)	(1,271)	(361)	(20,021)
Other income (See note 2)		733
Change in value of warrants and derivatives			(305)
Other expense, net	(1,599)	(159)	(20,073)
Loss before income tax expense	(15,652)	(15,533)	(38,810)
Income tax expense	(4)	(4)	(4)
Net loss	(15,656)	(15,537)	(38,814)
Basic and diluted loss per common share (in dollars per share)	$ (0.23)	$ (0.32)	$ (0.97)
Weighted average common shares outstanding - Basic (in shares)	68,313,381	47,853,560	40,139,299
Weighted average common shares outstanding - Diluted (in shares)	68,313,381	47,853,560	40,139,299
Net loss	(15,656)	(15,537)	(38,814)
Other comprehensive income (loss), net of income tax expense:
Foreign currency translation adjustments	299	661	(293)
Other comprehensive income (loss), net of $0 income tax expense	299	661	(293)
Comprehensive loss	$ (15,357)	$ (14,876)	$ (39,107)

Consolidated Statements of Operations and Comprehensive Loss (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Statements of Operations and Comprehensive Loss
Other comprehensive income (loss), income tax expense	$ 0	$ 0	$ 0

Consolidated Statements of Stockholders' Deficit (Equity) (USD $) In Thousands, except Share data, unless otherwise specified	Total	Common Stock	Additional Paid-In Capital	Warrants	Accumulated Deficit	Accumulated Other Comprehensive (Loss) Income	Treasury Stock
Balance at Dec. 31, 2008	$ (17,730)	$ 3	$ 165,547	$ 14,644	$ (196,231)	$ (1,618)	$ (75)
Balance (in shares) at Dec. 31, 2008		27,485,718
Increase (Decrease) in Stockholders' Deficit
Net loss	(38,814)				(38,814)
Foreign currency translation adjustments	(293)					(293)
Issuance of common stock and warrants, net of issuance costs	6,900		6,900
Issuance of common stock and warrants, net of issuance costs (in shares)		4,000,000
Reclass warrants from liability to equity	2,288			2,288
Issuance of common stock warrants in connection with 7.5556% convertible subordinated notes	8,777			8,777
Issuance of restricted common stock and restricted stock units, net	55		55
Issuance of restricted common stock and restricted stock units, net (in shares)		22,670
Issuance of common stock under ESPP	75		75
Issuance of common stock under ESPP (in shares)		49,065
Conversion of 7.5556% convertible subordinated notes into Common Stock	24,500	1	24,499
Conversion of 7.5556% convertible subordinated notes into Common Stock (in shares)		9,074,065
Exercise of warrants	3,770		4,976	(1,206)
Exercise of warrants (in shares)		3,361,375
Exercise of stock options	53		53
Exercise of stock options (in shares)		58,889
Amortization of deferred stock compensation	1,340		1,340
Balance at Dec. 31, 2009	(9,079)	4	203,445	24,503	(235,045)	(1,911)	(75)
Balance (in shares) at Dec. 31, 2009		44,051,782
Increase (Decrease) in Stockholders' Deficit
Net loss	(15,537)				(15,537)
Foreign currency translation adjustments	661					661
Issuance of common stock and warrants, net of issuance costs	8,088	1	4,483	3,604
Issuance of common stock and warrants, net of issuance costs (in shares)		9,445,554
Issuance of common stock resulting from reverse split (in shares)		3,828
Issuance of restricted common stock and restricted stock units, net	30		30
Issuance of restricted common stock and restricted stock units, net (in shares)		22,349
Issuance of common stock under ESPP	23		23
Issuance of common stock under ESPP (in shares)		32,821
Exercise of warrants	773		1,653	(880)
Exercise of warrants (in shares)		1,435,201
Amortization of deferred stock compensation	906		906
Balance at Dec. 31, 2010	(14,135)	5	210,540	27,227	(250,582)	(1,250)	(75)
Balance (in shares) at Dec. 31, 2010		54,991,535
Increase (Decrease) in Stockholders' Deficit
Net loss	(15,656)				(15,656)
Foreign currency translation adjustments	299					299
Issuance of common stock and warrants, net of issuance costs	10,872	2	7,485	3,385
Issuance of common stock and warrants, net of issuance costs (in shares)		16,001,924
Issuance of restricted common stock and restricted stock units, net (in shares)		14,375
Issuance of warrants	544			544
Amortization of deferred stock compensation	930		930
Balance at Dec. 31, 2011	$ (17,146)	$ 7	$ 218,955	$ 31,156	$ (266,238)	$ (951)	$ (75)
Balance (in shares) at Dec. 31, 2011		71,007,834

Consolidated Statements of Stockholders' Deficit (Parenthetical)	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Statements of Stockholders' Deficit
Convertible Subordinated Notes Due 2014 (as a percent)	7.56%	7.56%	7.56%

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash flows from operating activities:
Net loss	$ (15,656)	$ (15,537)	$ (38,814)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	129	170	368
Gain on disposal of assets, net	(5)	(27)	(115)
Foreign exchange loss (gain)	340	538	(221)
Stock-based compensation expense	930	935	1,395
Amortization and write-off of deferred financing costs and discount on loans	898	151	10,508
Change in value of warrants and derivatives			305
Excess inventory expense	660	852
Change in operating assets and liabilities:
Increase in inventory	(16)	(541)	(1,315)
Decrease (increase) in prepaid expenses and other current assets	31	81	(19)
Decrease in other assets			26
Decrease in accounts payable	(122)	(602)	(769)
Increase (decrease) in accrued research contract costs	70	(314)	100
(Decrease) increase in other accrued liabilities	(112)	19	(1,035)
Increase in deferred revenue		5,000
Recognition of deferred revenue	(878)	(796)	(368)
(Decrease) increase in other liabilities	(271)	(329)	501
Net cash used in operating activities	(14,002)	(10,400)	(29,453)
Cash flows from investing activities:
Restricted cash from issuance of 7.5556% convertible subordinated notes			(9,444)
Release of restricted cash in connection with conversion of 7.5556% convertible subordinated notes	118	38	9,288
Purchase of property and equipment	(26)	(2)	(27)
Proceeds from sale of property and equipment	5	27	131
Net cash provided by (used in) investing activities	97	63	(52)
Cash flows from financing activities:
Proceeds from exercise of stock options and warrants		796	3,899
Proceeds from issuance of common stock and warrants, net	10,872	8,088	8,759
Proceeds from loans and warrants	8,600		25,000
Repayment of loans	(1,350)	(888)	(2,096)
Debt issuance costs	(282)	(359)	(1,688)
Net cash provided by financing activities	17,840	7,637	33,874
Effect of exchange rate changes on cash and cash equivalents	8	(7)	(17)
Net increase (decrease) in cash and cash equivalents	3,943	(2,707)	4,352
Cash and cash equivalents at beginning of year	2,435	5,142	790
Cash and cash equivalents at end of year	6,378	2,435	5,142
Supplemental disclosure of cash flow information:
Cash paid for interest	646	137	9,477
Cash paid for income taxes	4	4	4
Supplemental disclosure of non-cash financing activities:
Conversion of 7.5556% convertible subordinated notes into common stock			24,500
Reclassification of warrants from liability to equity			2,288
Unpaid financing costs	$ 301	$ 233

Consolidated Statements of Cash Flows (Parenthetical)	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Statements of Cash Flows
Convertible Subordinated Notes Due 2014 (as a percent)	7.56%	7.56%	7.56%

Organization and Description of Business	12 Months Ended
Dec. 31, 2011
Organization and Description of Business
Organization and Description of Business

1. Organization and Description of Business

EpiCept is a specialty pharmaceutical company focused on the development and commercialization of pharmaceutical products for the treatment of pain and cancer. The Company’s strategy is to focus on topically delivered analgesics targeting peripheral nerve receptors and on innovative cancer therapies.  The Company’s lead product is Ceplene®, which when used concomitantly with low dose interleukin-2 (“IL-2”) is intended as remission maintenance therapy in the treatment of acute myeloid leukemia (AML) for adult patients who are in their first complete remission.  In addition to Ceplene®, the Company has AmiKet™, a late-stage pain product candidate for the treatment of peripheral neuropathies, and two other oncology compounds in clinical development.  The Company believes this portfolio of pain management and oncology product candidates lessens its reliance on the success of any single product or product candidate.

The Company engaged SunTrust Robinson Humphrey in January 2012 to assist in exploring strategic alternatives to maximize the commercial opportunity of AmiKet™, the Company’s prescription topical cream intended for the treatment of chemotherapy-induced peripheral neuropathy (CIPN) following taxane-based therapy. The engagement will focus on the identification and implementation of a strategy designed to optimize AmiKet’s value for the Company’s shareholders, which includes the evaluation of potential transactions involving the sale of the Company.

Ceplene® is licensed to Meda AB of Sweden to market and sell in Europe and certain Pacific Rim countries, and to MegaPharm Ltd. to market and sell in Israel.  Ceplene® is currently on the list of pre-approved products in Germany, England, Sweden, Denmark, and Italy (a temporary approval); additionally, it is available on a named patient basis in many other countries in the European Union.  Reimbursement is being negotiated in France and Spain among other countries in the European Union.  Ceplene® is currently available on a named-patient basis in Israel.  Following Ministry of Health approval of labeling and other technical matters, Megapharm Ltd. is expected to commence the commercial launch of Ceplene® in Israel.

In order to obtain marketing approval in the United States of America (“U.S.”), the Food and Drug Administration (“FDA”) is requiring that EpiCept undertake an additional Phase III study having overall survival as the primary endpoint.  In May 2011, EpiCept submitted to the FDA a detailed Phase III protocol and a request for Special Protocol Assessment (“SPA”). The Company received initial written responses from the FDA in June 2011.  Among those responses, the FDA noted that in contrast to its earlier position it is now proposing that the trial attempt to isolate Ceplene’s effect by including an IL-2 monotherapy arm in the trial protocol.  The Company met with the FDA to reconcile the major protocol elements in September 2011.  At the meeting, the FDA indicated that as part of a registration study, the effect of Ceplene® must be isolated from the effect of IL-2, and that to meet that requirement the preferred study design is a comparison of Ceplene®/IL-2 vs. IL-2 monotherapy.  The FDA also recommended that the patients in the IL-2 monotherapy group receive the same IL-2 dosing regimen as those patients receiving Ceplene®/IL-2 in combination.  At this time, EpiCept does not intend to proceed with a Phase III trial for Ceplene®.

The Company’s other oncology compounds include crolibulinTM, a novel small molecule vascular disruption agent (“VDA”) and apoptosis inducer for the treatment of patients with solid tumors.  In December 2010, the National Cancer Institute (“NCI”) initiated a Phase Ib/II clinical trial for crolibulinTM to assess the drug’s efficacy and safety in combination with cisplatin in patients with anaplastic thyroid cancer (“ATC”).  Trial enrollment has progressed to the second dosing cohort and the combination is demonstrating good tolerability.  AzixaTM, an apoptosis inducer with VDA activity licensed by the Company to Myrexis, Inc., as part of an exclusive, worldwide development and commercialization agreement, is currently in Phase II development for the treatment of brain cancer.  Myrexis announced in February 2012 that it has suspended company-wide operations pending the outcome of an evaluation of available strategic alternatives to enhance shareholder value that is being undertaken by the investment bank Stifel Nicolaus Weisel on behalf of Myrexis’ Board of Directors.  Myrexis is initiating an alignment of resources consistent with its decision to suspend further development activities. The Company is closely monitoring the developments and intends to enforce its rights as appropriate under its license agreement with Myrexis.

The Company’s late-stage pain product candidate, AmiKetTM cream (formerly known as EpiCeptTM NP-1), is a prescription topical analgesic cream designed to provide effective long-term relief of pain associated with peripheral neuropathies.  The Company presented data from a Phase IIb trial for AmiKetTM in chemotherapy-induced peripheral neuropathy (“CIPN”) in February 2011.  The multi-center, double-blind, randomized, placebo-controlled study was conducted within a network of approximately 25 sites under the direction of the NCI funded Community Clinical Oncology Program (“CCOP”).  More than 460 cancer survivors suffering from painful CIPN were enrolled in the six-week study. The results of the trial in the intent to treat (“ITT”) population demonstrated that the change in average daily neuropathy intensity scores in the AmiKetTM group achieved a statistically significant reduction in CIPN intensity versus placebo (p<0.001), which was the trial’s primary endpoint. Secondary efficacy endpoints confirmed the superiority of AmiKetTM vs. placebo. Furthermore, the safety profile of AmiKetTM was comparable to placebo.

In December 2011, the Company met with the FDA and was granted permission by the FDA to initiate immediately the Phase III clinical development of AmiKetTM.  The Company received the final meeting minutes from its meeting with the FDA in January 2012 that included further encouraging guidance for the Phase III clinical and nonclinical development and subsequent New Drug Application (NDA) filing of AmiKetTM in the treatment of CIPN.  The FDA indicated that a CIPN treatment protocol submitted by the Company will be reviewed expeditiously for a SPA. In the final meeting minutes, the FDA acknowledged that painful symptoms due to CIPN represent a significant unmet medical need and encouraged the Company to apply for Fast Track designation. Further, the FDA waived several expensive and time consuming non-clinical toxicology studies, and indicated that a single four-arm factorial trial might suffice for regulatory approval if combined with other pivotal data in another neuropathy such as diabetic peripheral neuropathy.

The key element of the proposed Phase III clinical program is a 12-week, four-arm, factorial designed trial in CIPN that would seek to demonstrate AmiKet’s superiority compared with placebo and with each of the component drugs of AmiKet™, amitriptyline and ketamine. The Company intends to submit the protocol for this trial to the FDA via a SPA. An additional two-arm efficacy study in another painful peripheral neuropathy may be performed as an alternative strategy to a second factorial-designed trial for the NDA filing, which could potentially lead to a broader label in the treatment of peripheral neuropathic pain. In addition to the positive outcome previously reported for AmiKet™ in CIPN, the Company has reported statistically significant positive results in the treatment of pain from post-herpetic neuralgia in several Phase II studies, the non-inferiority of AmiKet™ compared with gabapentin in another placebo controlled study, and a positive trend in the treatment of pain in a diabetic neuropathy Phase II study.

Other than the marketing approval of Ceplene® in the EU and Israel, none of the Company’s drug candidates has received FDA or foreign regulatory marketing approval. In order to grant marketing approval, the FDA or foreign regulatory agencies must conclude that the Company’s clinical data and that of its collaborators establish the safety and efficacy of its drug candidates. Furthermore, the Company’s strategy includes entering into collaborative arrangements with third parties to participate in the clinical development and commercialization of its products. In the event that third parties have control over the preclinical development or clinical trial process for a product candidate, the estimated completion date would largely be under control of that third party rather than under the Company’s control. The Company cannot forecast with any degree of certainty which of its drug candidates will be subject to future collaborations or how such arrangements would affect the Company’s development plan or capital requirements.

The Company transferred the listing of its common stock in the U.S. from the Nasdaq Capital Market to the OTCQX® U.S. trading platform in September 2011.  Additionally, the Company changed its listing on the Nasdaq OMX Stockholm Exchange from a secondary listing to a primary listing.

The Company has prepared its consolidated financial statements under the assumption that it is a going concern. The Company has devoted substantially all of its cash resources to research and development programs and selling, general and administrative expenses, and to date it has not generated any significant revenues from the sale of products. Since inception, the Company has incurred significant net losses each year. As a result, the Company has an accumulated deficit of $266.2 million at December 31, 2011. The Company’s recurring losses from operations and the accumulated deficit raise substantial doubt about its ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.  The Company’s losses have resulted principally from costs incurred in connection with its development activities and from selling, general and administrative expenses. Even if the Company succeeds in developing and commercializing one or more of its product candidates, the Company may never become profitable. The Company expects to continue to incur significant expenses over the next several years as it:

·                  continues to conduct clinical trials for its product candidates;

·                  seeks regulatory approvals for its products and product candidates;

·                  develops, formulates, and commercializes its product candidates;

·                  implements additional internal systems and develops new infrastructure;

·                  acquires or in-licenses additional products or technologies or expand the use of its technologies; and

·                  maintains, defends and expands the scope of its intellectual property.

The Company believes that its cash and cash equivalents at December 31, 2011 of $6.4 million, plus $1.8 million of cash, net of $0.2 million in transaction costs, received in February 2012 from the issuance of 2,000 shares of the Company’s Series A 0% Convertible Preferred Stock, at a price of $1,000 per share, and warrants to purchase 5.0 million shares of the Company’s Common Stock,  will be sufficient to fund the Company’s operations and meet its debt service requirements into the third quarter of 2012.  The Company is considering various financing opportunities to obtain additional cash resources to fund operations and clinical trials.

Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Significant Accounting Policies
Significant Accounting Policies

2.     Significant Accounting Policies

Consolidation

The accompanying consolidated financial statements include the accounts of EpiCept Corporation and the Company’s 100%-owned subsidiaries. All inter-company transactions and balances have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the condensed consolidated financial statements. Estimates also affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

The Company recognizes revenue relating to its collaboration agreements in accordance with the U.S. Securities and Exchange Commission’s (“SEC”) Staff Accounting Bulletin No. 104, Revenue Recognition, Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 605-25, “Revenue Recognition -  Multiple Element Arrangements” (“ASC 605-25”), and Accounting Standards Update (“ASU”) 2009-13, “Multiple Revenue Arrangements - a Consensus of the FASB Emerging Issues Task Force” (“ASU 2009-13”).  ASU 2009-13 supersedes certain guidance in ASC 605-25, and requires an entity to allocate arrangement consideration to all of its deliverables at the inception of an arrangement based on their relative selling prices (i.e., the relative-selling-price method).  The Company adopted the provisions of ASU 2009-13 beginning on January 1, 2011.  The adoption of ASU 2009-13 did not have a material effect on the Company’s financial statements.  Revenue under collaborative arrangements may result from license fees, milestone payments, research and development payments and royalty payments.

The Company’s application of these standards requires subjective determinations and requires management to make judgments about the value of the individual elements and whether they are separable from the other aspects of the contractual relationship. The Company evaluates its collaboration agreements to determine units of accounting for revenue recognition purposes. To date, the Company has determined that its upfront non-refundable license fees cannot be separated from its ongoing collaborative research and development activities and, accordingly, does not treat them as a separate element. The Company recognizes revenue from non-refundable, upfront licenses and related payments, not specifically tied to a separate earnings process, either on the proportional performance method or ratably over either the development period in which the Company is obligated to participate on a continuing and substantial basis in the research and development activities outlined in the contract, or the later of 1) the conclusion of the royalty term on a jurisdiction by jurisdiction basis or 2) the expiration of the last EpiCept licensed patent. Ratable revenue recognition is only utilized if the research and development services are performed systematically over the development period. Proportional performance is measured based on costs incurred compared to total estimated costs to be incurred over the development period which approximates the proportion of the value of the services provided compared to the total estimated value over the development period. The Company periodically reviews its estimates of cost and the length of the development period and, to the extent such estimates change, the impact of the change is recorded at that time.

EpiCept recognizes milestone payments as revenue upon achievement of the milestone only if (1) it represents a separate unit of accounting as defined in ASC 605-25; (2) the milestone payments are nonrefundable; (3) substantive effort is involved in achieving the milestone; and (4) the amount of the milestone is reasonable in relation to the effort expended or the risk associated with the achievement of the milestone. If any of these conditions is not met, EpiCept will recognize milestones as revenue in accordance with its accounting policy in effect for the respective contract. For current agreements, EpiCept recognizes revenue for milestone payments based upon the portion of the development services that are completed to date and defers the remaining portion and recognizes it over the remainder of the development services on the proportional or ratable method, whichever is applicable. Deferred revenue represents the excess of cash received compared to revenue recognized to date under licensing agreements.

EpiCept chose early adoption of the milestone method of Revenue Recognition as defined in ASC 605-28, “Revenue Recognition - Milestone Method” on a prospective basis as of January 1, 2010. Under this method of revenue recognition, the Company will recognize into revenue research-related milestone payments for which there is substantial uncertainty at the date the arrangement is entered into that the event will be achieved, when that event can only be achieved based in whole or in part on EpiCept’s performance or a specific outcome resulting from EpiCept’s performance and, if achieved, would result in additional payments being due to EpiCept. This accounting will be applicable to research milestones under the license agreement entered into with Meda AB in 2010 and all future agreements.

Revenue from the sale of product is recognized when title and risk of loss of the product is transferred to the customer.  Provisions for discounts, early payments, rebates, sales returns and distributor chargebacks under terms customary in the industry, if any, are provided for in the same period the related sales are recorded.

Royalty revenue is recognized in the period in which the sales occur, provided that the royalty amounts are fixed or determinable, collection of the related receivable is reasonably assured and the Company has no remaining performance obligations under the arrangement providing for the royalty. If royalties are received when the Company has remaining performance obligations, they would be attributed to the services being provided under the arrangement and, therefore, recognized as such obligations are performed under either the proportionate performance or ratable methods, as applicable.

Foreign Currency

The financial statements of the Company’s foreign subsidiary are translated into U.S. dollars using the period-end exchange rate for all balance sheet accounts and the average exchange rates for all statement of comprehensive loss accounts. Adjustments resulting from translation have been reported in other comprehensive loss.

Gains or losses from foreign currency transactions relating to inter-company debt are recorded in the consolidated statements of operations and comprehensive loss in other income (expense).

Share-Based Payments

The Company has various stock-based compensation plans for employees and outside directors, which are described more fully in Note 10 “Shares-Based Payments.”

Income Taxes

The Company accounts for income taxes in accordance with ASC 740, “Income Taxes.” The Company files income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions. The Company’s income tax returns for tax years after 2007 are still subject to review. The Company does not believe there will be any material changes in its unrecognized tax positions over the next 12 months.

The Company accounts for its income taxes under the asset and liability method. Under the asset and liability method, deferred tax assets and liabilities are recognized based upon the differences arising from carrying amounts of the Company’s assets and liabilities for tax and financial reporting purposes using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect on the deferred tax assets and liabilities of a change in tax rates is recognized in the period when the change in tax rates is enacted. A valuation allowance is established when it is determined that it is more likely than not that some portion or all of the deferred tax assets will not be realized.  A full valuation allowance has been applied against the Company’s net deferred tax assets at December 31, 2011 and 2010, because it is not more likely than not that the Company will realize future benefits associated with these deferred tax assets (See Note 11).

The Company’s policy is to recognize interest and penalties accrued on any unrecognized tax benefits as a component of operating expense. The Company did not have any accrued interest or penalties associated with any unrecognized tax benefits, nor was any interest expense recognized during the years ended December 31, 2011, 2010 and 2009. Income tax expense for the years ended December 31, 2011, 2010 and 2009 is primarily due to minimum state and local income taxes.

Loss Per Share

Basic and diluted loss per share is computed by dividing loss attributable to common stockholders by the weighted average number of shares of common stock outstanding during the period. Diluted weighted average shares outstanding excludes shares underlying stock options, restricted stock, restricted stock units and warrants, since the effects would be anti-dilutive. Accordingly, basic and diluted loss per share is the same. Such excluded shares are summarized as follows:

	Year Ended December 31,
	2011	2010	2009
Common stock options	4,418,602	3,044,073	2,412,780
Restricted stock (unvested)	—	—	9,956
Restricted stock units (unvested)	319,816	75,441	92,999
Shares issuable upon conversion of convertible debt	—	185,185	185,185
Warrants	32,534,119	23,704,930	12,989,703
Total shares excluded from calculation	37,272,537	27,009,629	15,690,623

Interest Expense

Interest expense consisted of the following:

	Year Ended December 31,
	2011	2010	2009
	(in thousands)

Interest expense	$(785)	$(210)	$(9,513)
Amortization of debt issuance costs and discount	(486)	(151)	(10,508)
Total interest expense	$(1,271)	$(361)	$(20,021)

Amortization of debt issuance costs was accelerated in December 2010 as a result of the termination of the Equity Distribution Agreement with Maxim Group LLC, which established an at-the-market program through which the Company had the right to sell, from time to time and at its sole discretion, shares of its common stock having an aggregate offering price of up to $15 million.  Amortization of debt issuance costs and discount and interest expense were both accelerated in 2009 as a result of the conversion of $24.5 million of the Company’s 7.5556% convertible subordinated notes due 2014 into approximately 9.1 million shares of the Company’s common stock in 2009.  Interest expense in 2009 included $10.5 million in amortization of debt issuance costs and discount and $9.3 million in interest expense paid from escrowed cash that represented the make-whole interest payment that would have been due at maturity of such notes.

Other Income

The Company was notified by the Internal Revenue Service in October 2010 that its application for the Qualifying Therapeutic Discovery Project Program was certified and a grant in the amount of $0.7 million was approved.  This grant was provided under a new section of the Internal Revenue Code that was enacted as part of the Patient Protection and Affordable Care Act of 2010.  The program, which provides for grants and tax credits, is intended to benefit discovery projects that show a reasonable potential to result in new therapies to treat areas of unmet medical need, or detect or treat chronic or acute diseases and conditions; reduce long-term growth of health care costs in the U.S.; or significantly advance the goal of curing cancer within 30 years.  The Company received the grant in November 2010 which was recorded as income in other income (expense).

Cash Equivalents

The Company considers all highly liquid investments with a maturity of 90 days or less when purchased to be cash equivalents.

Restricted Cash

The Company has lease agreements for the premises it occupies.  Letters of credit in lieu of lease deposits for leased facilities totaling $0.1 million are secured by restricted cash in the same amount at December 31, 2011 and 2010. The Company failed to make certain payments on its lease agreement for the premises located in San Diego, California in 2008. As a result, the landlord exercised their right to draw down the full letter of credit, amounting to approximately $0.3 million, and applied approximately $0.2 million to unpaid rent.  The remaining balance of $0.1 million is classified as prepaid expense.

The Company issued $25.0 million in principal aggregate amount of 7.5556% convertible subordinated notes due 2014 on February 4, 2009.  In connection with the issuance of these notes, the Company was required to deposit approximately $9.4 million in escrow for up to twenty-four months for the purposes of paying the interest on the notes and the make-whole payments upon conversion or redemption.  As the result of the conversion of $24.5 million of these notes in 2009, approximately $9.3 million was released from restricted cash to fund the make-whole interest payment.  The remaining $0.5 million in principal aggregate amount was prepaid in 2011 and $0.1 million was released from restricted cash to fund the make-whole interest payment.

Inventory

Inventories are valued at the lower of cost (first-in, first-out) or market. The Company periodically evaluates its inventories and will reduce inventory to its net realizable value depending on certain factors, such as product demand, remaining shelf life, future marketing plans, obsolescence and slow-moving inventories.

Inventory consists of the following:

	At December 31,
	2011	2010
	(in thousands)
Raw materials	$158	$144
Work-in-process	202	860
Finished goods	—	—
Total inventory	$360	$1,004

Recognized as:
Inventory	$57	$179
Long-term inventory	303	825

The Company expensed $0.7 million and $0.9 million in 2011 and 2010, respectively, of Ceplene® inventory as it believes such inventory will not be sold prior to reaching its product expiration date.  The portion of inventory classified as short-term is expected to be consumed in 2012 for commercial sales and our ongoing post-approval clinical trial.  The portion of inventory classified as long-term is not expected to be realized in cash or sold or consumed during the normal operating cycle of the Company, but is anticipated to be used to make additional Ceplene® inventory.

Prepaid Expenses and Other Current Assets

Prepaid expenses and other current assets include the following:

	At December 31,
	2011	2010
	(in thousands)
Prepaid expenses	$150	$151
Prepaid insurance	84	158
Other	68	24
Total prepaid expenses and other current assets	$302	$333

Property and Equipment

Property and equipment consists of furniture, office and laboratory equipment, and leasehold improvements stated at cost. Furniture and office and laboratory equipment are depreciated on a straight-line basis over their estimated useful lives ranging from five to seven years. Leasehold improvements are amortized on a straight-line basis over the shorter of the lease term or the estimated useful life of the asset.  Maintenance and repairs are charged to expense as incurred.

Deferred Financing Costs

Deferred financing costs represent legal and other costs and fees incurred to negotiate and obtain debt financing. Deferred financing costs are capitalized and amortized using the effective interest method over the life of the applicable financing. Deferred financing costs were approximately $0.3 million and $0.5 million at December 31, 2011 and 2010, respectively.  Amortization expense was $0.5 million, $0.2 million and $1.8 million in 2011, 2010 and 2009, respectively.  Approximately $0.4 million of deferred financings costs related to a financing that was not completed were expensed to general and administrative expense in 2011.  The Company incurred approximately $1.6 million in deferred financing costs from the issuance of $25.0 million in principal aggregate amount of 7.5556% convertible subordinated notes due 2014 in 2009.  Additionally, as a result of the conversion of $24.5 million of these notes, amortization of the deferred financing costs was accelerated and amortization expense of $1.6 million was recorded in 2009.

Identifiable Intangible Asset

Identifiable intangible asset consisted of the assembled workforce acquired in the merger with Maxim Pharmaceuticals Inc. (“Maxim”) in January 2006. The assembled workforce was being amortized on the greater of the straight-line basis or actual assembled workforce turnover over six years. The gross carrying amount of the assembled workforce was $0.5 million, which was fully amortized in 2010 resulting in a remaining balance of zero at December 31, 2011 and 2010.  Approximately $0.2 million of amortization was recorded in 2009 due to the layoff of most of the Company’s employees at its facility in San Diego, California in the first half of 2009.  Assembled workforce amortization was recorded in research and development expense. The Company recorded assembled workforce amortization of zero, $28,000 and $0.2 million in 2011, 2010 and 2009, respectively.

Deferred Rent and Other Noncurrent Liabilities

Deferred rent and other noncurrent liabilities represents deferred rent expense on our facilities in Tarrytown, NY and San Diego, CA.  In accordance with accounting principles generally accepted in the U.S., the Company recognizes rental expense, including tenant improvement allowances, on a straight-line basis over the life of the leases or useful life, whichever is shorter, irrespective of the timing of payments to or from the lessor.  The Company ceased use of its discovery research facility in San Diego, CA as a result of the Company’s decision to discontinue its drug discovery activities in 2009.  In accordance with ASC 420-10, “Exit or Disposal Cost Activities” (“ASC 420-10”), the Company recorded a liability of $0.8 million, included in research and development expense on the consolidated statements of operations and comprehensive loss, on the cease-use date based on the fair value of the costs that are expected to be incurred under the lease of the facility.  The fair value of the liability at the cease-use date was determined based on the remaining rental payments, reduced by estimated sublease rental income that could be reasonably obtained for the property. The Company had deferred rent of $0.4 million and $0.6 million at December 31, 2011 and 2010, respectively, that is being amortized through October 2013.

Impairment of Long-Lived Assets

The Company performs impairment tests on its long-lived assets when circumstances indicate that their carrying amounts may not be recoverable. If required, recoverability is tested by comparing the estimated future undiscounted cash flows of the asset or asset group to its carrying value. If the carrying value is not recoverable, the asset or asset group is written down to fair value. No such impairments have been identified with respect to the Company’s long-lived assets, which consist primarily of property and equipment at December 31, 2011.

Derivatives

The Company accounts for its derivative instruments in accordance with ASC 815-10, “Derivatives and Hedging” (“ASC 815-10”).  ASC 815-10 establishes accounting and reporting standards requiring that derivative instruments, including derivative instruments embedded in other contracts, be recorded on the balance sheet as either an asset or liability measured at its fair value. ASC 815-10 also requires that changes in the fair value of derivative instruments be recognized currently in results of operations unless specific hedge accounting criteria are met. The Company has not entered into hedging activities to date. As a result of certain financings, derivative instruments were created that were measured at fair value and marked to market at each reporting period. Changes in the derivative value were recorded as change in value of warrants and derivatives on the consolidated statements of operations and comprehensive loss.

Accumulated Other Comprehensive Loss

The Company’s only element of accumulated other comprehensive loss was foreign currency translation adjustments of ($1.0) million and ($1.3) million at December 31, 2011 and 2010, respectively.

Fair Value of Financial Instruments

The Company applies ASC 820, Fair Value Measurements and Disclosures (“ASC 820”) to all financial instruments that are being measured and reported on a fair value basis, non-financial assets and liabilities measured and reported at fair value on a non-recurring basis, and disclosures of fair value of certain financial assets and liabilities.

The following fair value hierarchy is used in selecting inputs for those instruments measured at fair value that distinguishes between assumptions based on market data (observable inputs) and the Company’s assumptions (unobservable inputs).  The hierarchy consists of three levels:

·                  Level 1 — Quoted prices in active markets for identical assets or liabilities.

·                  Level 2 — Inputs other than Level 1 that are observable for similar assets or liabilities either directly or indirectly.

·                  Level 3 — Prices or valuation techniques that require inputs that are both significant to the fair value measurement and unobservable.

The financial instruments recorded in the Company’s Consolidated Balance Sheets consist primarily of cash and cash equivalents, accounts payable and the Company’s debt obligations.  The carrying amounts of the Company’s cash and cash equivalents and accounts payable approximate fair value due to their short-term nature.  The fair market value of the Company’s convertible and non-convertible loans is based on the present value of their cash flows discounted at a rate that approximates current market returns for issues of similar risk.

The carrying amount and estimated fair values of the Company’s debt instruments are as follows:

	At December 31,
	2011		2010
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(In millions)
Non-convertible loans	$8.4	$8.3	$0.6	$0.6
Convertible loans	—	—	0.5	0.6

Recent Accounting Pronouncements

In June 2011, the FASB issued ASU 2011-05, “Comprehensive Income (Topic 220) — Presentation of Comprehensive Income” which amends ASC 220, “Comprehensive Income”.  ASU 2011-05 gives an entity the option to present the total comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. ASU 2011-05 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011.  The Company adopted the provisions of ASU 2011-05 on a retrospective basis in the year ended December 31, 2011. The adoption of ASU 2011-05 did not have a material impact on the Company’s consolidated financial statements.

In May 2011, the FASB issued ASU 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and IFRS”, which amends ASC 820 “Fair Value Measurement”.  ASU 2011-04 improves the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards. The amended guidance changes the wording used to describe many requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. Additionally, the amendments clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements.  ASU 2011-04 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011.  The Company adopted the provisions of ASU 2011-04 beginning on January 1, 2012. The adoption of ASU 2011-04 did not have a material impact on the Company’s consolidated financial statements.

On October 7, 2009, the FASB issued ASU 2009-13, “Multiple Revenue Arrangements - a Consensus of the FASB Emerging Issues Task Force” which supersedes certain guidance in ASC 605-25, “Revenue Recognition-Multiple Element Arrangements,” and requires an entity to allocate arrangement consideration to all of its deliverables at the inception of an arrangement based on their relative selling prices (i.e., the relative-selling-price method). The use of the residual method of allocation will no longer be permitted in circumstances in which an entity recognized revenue for an arrangement with multiple deliverables subject to ASC 605-25. ASU 2009-13 also requires additional disclosures. The Company adopted the provisions of ASU 2009-13 beginning on January 1, 2011. Based on the Company’s current revenue arrangements, the adoption of ASU 2009-13 did not have a material impact on its financial statements.

License Agreements	12 Months Ended
Dec. 31, 2011
License Agreements
License Agreements

3. License Agreements

Meda AB

In January 2010, the Company entered into an exclusive commercialization agreement for Ceplene® with Meda AB (“Meda”), a leading international specialty pharmaceutical company based in Stockholm, Sweden.  Under the terms of the agreement, the Company granted Meda the right to market Ceplene® in Europe and several other countries including Japan, China, and Australia.  The Company received a $3.0 million fee on signing and an additional $2.0 million milestone payment in May 2010 upon the first commercial sale of Ceplene® in a major European market, which have been deferred and are being recognized as revenue ratably over the life of the commercialization agreement with Meda.  Additional potential payments include a $5 million payment upon achievement of a regulatory milestone and up to $30 million in sales-based milestones that commence upon attainment of at least $50 million in annual sales. The Company will also receive an escalating percentage royalty on net sales in the covered territories ranging from the low teens to the low twenties and is responsible for Ceplene®’s commercial supply.  The initial term of this agreement is ten years and is subject to automatic two year extensions at Meda’s option. The agreement can be terminated at any time by Meda upon six months prior written notice.  The agreement can also be terminated by mutual agreement or for cause.  The Company recognized revenue from Meda relating to the signing fee and milestone payment of approximately $0.5 million and $0.4 million in 2011 and 2010, respectively.  The Company recognized revenue relating to commercial sales of Ceplene® of approximately $39,000 and $0.2 million in 2011 and 2010, respectively.  No revenue was recognized from Meda prior to January 2010.

Hellstrand

The Company entered into a royalty agreement with Dr. Kristoffer Hellstrand in October 1999, under which the Company has an exclusive license to certain patents for Ceplene® configured for the systemic treatment of cancer, infectious diseases, autoimmune diseases and other medical conditions. A predecessor company previously paid Dr. Hellstrand $1 million and agreed to pay a royalty of 1% on net sales of Ceplene®.  The Company expanded its collaboration with Dr. Hellstrand in November 2009 by concluding a new agreement in which the Company acquired rights to develop certain new compounds.  As compensation for this agreement and for providing certain ongoing consulting services, the Company awarded Dr. Hellstrand options to purchase 50,000 shares of its common stock having a fair value of $0.1 million and agreed to pay a monthly consulting fee.  This agreement was terminated in 2011.  The Company paid $0.1 million in 2010 and an inconsequential amount in 2011 in royalties to Dr. Hellstrand.  No royalties were paid to Dr. Hellstrand prior to 2010.

Epitome/Dalhousie

The Company entered into a direct license with Dalhousie University in July 2007, under which the Company was granted an exclusive license to certain patents for the topical use of tricyclic anti-depressants and NMDA antagonists as topical analgesics for neuralgia that were licensed to Epitome by Dalhousie University. These, and other patents, cover the combination treatment consisting of amitriptyline and ketamine in AmiKetTM. This technology has been incorporated into AmiKetTM.

The Company has been granted worldwide rights to make, use, develop, sell and market products utilizing the licensed technology in connection with passive dermal applications. The Company is obligated to make payments to Dalhousie upon achievement of specified milestones and to pay royalties based on annual net sales derived from the products incorporating the licensed technology. The Company is obligated to pay Dalhousie an annual maintenance fee until the license agreement expires or is terminated, or an NDA for AmiKetTM is filed with the FDA, or Dalhousie will have the option to terminate the contract. The license agreement with Dalhousie terminates upon the expiration of the last to expire licensed patent.  The Company paid Dalhousie a maintenance fee of $0.5 million in each of the years 2011, 2010 and 2009.  These payments were expensed to research and development in their respective years.

Myrexis, Inc.

In connection with its merger with Maxim Pharmaceuticals on January 4, 2006, EpiCept acquired a license agreement with Myrexis Inc. (“Myrexis”) under which the Company licensed the MX90745 series of caspase-inducer anti-cancer compounds to Myrexis. Under the terms of the agreement, Maxim granted to Myrexis a research license to develop and commercialize any drug candidates from the series of compounds during the Research Term (as defined in the agreement) with a non-exclusive, worldwide, royalty-free license, without the right to sublicense the technology. Myrexis is responsible for the worldwide development and commercialization of any drug candidates from the series of compounds. Maxim also granted to Myrexis a worldwide royalty bearing development and commercialization license with the right to sublicense the technology. The agreement requires that Myrexis make licensing, research and milestone payments to the Company totaling up to $27 million, of which $3.0 million was paid and recognized as revenue by Maxim prior to the merger on January 4, 2006, assuming the successful commercialization of the compound for the treatment of cancer, as well as pay an escalating mid to high single digit percentage royalty on product sales.  The Company received a milestone payment of $1.0 million in March 2008, following dosing of the first patient in a Phase II registration sized clinical trial, which has been deferred and is being recognized as revenue ratably over the life of the last to expire patent that expires in July 2024.  Myrexis announced in February 2012 that it has suspended company-wide operations pending the outcome of an evaluation of available strategic alternatives to enhance shareholder value that is being undertaken by the investment bank Stifel Nicolaus Weisel on behalf of Myrexis’ Board of Directors.  Myrexis is initiating an alignment of resources consistent with its decision to suspend further development activities. The Company is closely monitoring the developments and intends to enforce its rights as appropriate under its license agreement with Myrexis.  The Company recorded revenue from Myrexis of approximately $0.1 million in each of the years 2011, 2010 and 2009.

DURECT Corporation

The Company entered into a license agreement with DURECT Corporation (“DURECT”) in December 2006, pursuant to which it granted DURECT the exclusive worldwide rights to certain of its intellectual property for a transdermal patch containing bupivacaine for the treatment of back pain. Under the terms of the agreement, EpiCept received a $1.0 million payment which has been deferred and is being recognized as revenue ratably over the life of the last to expire patent that expires in March 2020. The Company amended its license agreement with DURECT in September 2008.  Under the terms of the amended agreement, the Company granted DURECT royalty-free, fully paid up, perpetual and irrevocable rights to the intellectual property licensed as part of the original agreement in exchange for a cash payment of $2.25 million from DURECT, which has also been deferred and is being recognized as revenue ratably over the last patent life.  The Company recorded revenue from DURECT of approximately $0.3 million in each of the years 2011, 2010 and 2009.

Endo Pharmaceuticals Inc.

The Company entered into a license agreement with Endo Pharmaceuticals Inc. (“Endo”) in December 2003, under which it granted Endo (and its affiliates) the exclusive (including as to the Company and its affiliates) worldwide right to commercialize LidoPAIN BP. The Company also granted Endo worldwide rights to use certain of its patents for the development of certain other non-sterile, topical lidocaine containing patches, including Lidoderm®, Endo’s topical lidocaine-containing patch for the treatment of chronic lower back pain. Upon the execution of the Endo agreement, the Company received a non-refundable payment of $7.5 million, which has been deferred and is being recognized as revenue on the proportional performance method. The Company is eligible to receive payments of up to $52.5 million upon the achievement of various milestones relating to product development and regulatory approval for both the Company’s LidoPAIN BP product and licensed Endo products, including Lidoderm®, so long as, in the case of Endo’s product candidate, the Company’s patents provide protection thereof. The Company is also entitled to receive royalties from Endo based on the net sales of LidoPAIN BP. These royalties are payable until generic equivalents to the LidoPAIN BP product are available or until expiration of the patents covering LidoPAIN BP, whichever is sooner. The Company is also eligible to receive milestone payments from Endo of up to approximately $30.0 million upon the achievement of specified net sales milestones for licensed Endo products, including Lidoderm®, so long as the Company’s patents provide protection thereof. The future amount of milestone payments the Company is eligible to receive under the Endo agreement is $82.5 million. The Company recorded revenue from Endo of approximately $27,000, $14,000 and $24,000 in 2011, 2010 and 2009, respectively.

Under the terms of the license agreement, the Company is responsible for continuing and completing the development of LidoPAIN BP, including the conduct of all clinical trials and the supply of the clinical products necessary for those trials and the preparation and submission of the NDA in order to obtain regulatory approval for LidoPAIN BP. Endo remains responsible for continuing and completing the development of Lidoderm® for the treatment of chronic lower back pain, including the conduct of all clinical trials and the supply of the clinical products necessary for those trials.  No progress in the development of LidoPAIN BP or Lidoderm with respect to back pain has been reported. Accordingly, the Company does not expect to receive any further cash compensation pursuant to this license agreement.

The Company has the option to negotiate a co-promotion arrangement with Endo for LidoPAIN BP or similar product in any country in which an NDA (or foreign equivalent) filing has been made within thirty days of such filing. The Company also has the right to terminate its license to Endo with respect to any territory in which Endo has failed to commercialize LidoPAIN BP within three years of the receipt of regulatory approval permitting such commercialization.

Shire BioChem

Maxim entered into a license agreement reacquiring the rights to the MX2105 series of apoptosis inducer anti-cancer compounds from Shire Biochem, Inc (formerly known as BioChem Pharma, Inc.) in March 2004 and as amended in January 2005, which had previously announced that oncology would no longer be a therapeutic focus of the company’s research and development efforts. Under the agreement, all rights and obligations of the parties under the July 2000 agreement were terminated and Shire BioChem agreed to assign and/or license to the Company rights it owned under or shared under the prior research program. The agreement did not require any up-front payments, however, the Company is required to provide Shire Biochem a portion of any sublicensing payments the Company receives if the Company relicenses the series of compounds or make milestone payments to Shire BioChem totaling up to $26.0 million, assuming the successful commercialization of the compounds by the Company for the treatment of a cancer indication, as well as pay a royalty on product sales. The Company accrued a license fee expense of $0.5 million upon the commencement of a Phase I clinical trial for crolibulinTM in 2006.  This amount, and approximately $0.2 million in interest, remains accrued and unpaid at December 31, 2011.

Property and Equipment	12 Months Ended
Dec. 31, 2011
Property and Equipment
Property and Equipment

4. Property and Equipment

Property and equipment consist of the following:

	December 31,
	2011	2010
	(in thousands)
Furniture, office and laboratory equipment	$1,002	$977
Leasehold improvements	763	763
	1,765	1,740
Less accumulated depreciation	(1,645)	(1,518)
	$120	$222

Depreciation expense was approximately $0.1 million, $0.1 million and $0.2 million in 2011, 2010 and 2009, respectively.  The Company sold excess equipment resulting in a gain of $5,000, $27,000 and $0.1 million in 2011, 2010 and 2009, respectively.

Other Accrued Liabilities	12 Months Ended
Dec. 31, 2011
Other Accrued Liabilities
Other Accrued Liabilities

5. Other Accrued Liabilities

Other accrued liabilities consist of the following:

	December 31
	2011	2010
	(in thousands)
Accrued professional fees	$345	$277
Accrued salaries and employee benefits	285	554
Unpaid financing costs	301	—
Other accrued liabilities	350	455
	$1,281	$1,286

Notes, Loans and Financing	12 Months Ended
Dec. 31, 2011
Notes, Loans and Financing
Notes, Loans and Financing

6.     Notes, Loans and Financing

The Company is a party to several loan agreements in the following amounts:

	December 31
	2011	2010
	(in thousands)
Ten-year, non-amortizing loan due June 30, 2011(1)	$—	$410
7.5556% convertible subordinated notes due February 9, 2014(2)	—	500
July 2006 note payable due July 1, 2012(3)	62	176
May 2011 senior secured term loan due May 27, 2014 (4)	8,323	—
Total notes and loans payable and 7.5556% Convertible Subordinated Notes, before debt discount	8,385	1,086
Less: Debt discount	(363)	(114)
Total notes and loans payable and 7.5556% Convertible Subordinated Notes	8,022	972

Notes and loans payable, current portion	8,022	524
Notes and loans payable and 7.5556% Convertible Subordinated Notes, long-term	$—	$448

(1)         EpiCept GmbH, a wholly-owned subsidiary of EpiCept, entered into a ten-year non-amortizing loan in the amount of €1.5 million with Technologie-Beteiligungs Gesellschaft mbH der Deutschen Ausgleichsbank (“tbg”) in August 1997. The loan initially bore interest at 6% per annum.  The loan was amended several times resulting in extensions of the repayment period and an increase in the interest rate to 7.38%.  The loan was repaid in full in June 2011.

(2)  The Company issued $25.0 million in principal aggregate amount of 7.5556% convertible subordinated notes due February 2014 and five and-a-half year warrants to purchase approximately 4.2 million shares of common stock at an exercise price of $3.105 per share in February 2009.  Each $1,000 in principal aggregate amount of the notes was initially convertible into approximately 371 shares of Common Stock, at the option of the holders or upon specified events, including a change of control, and if the Company’s common stock trades at or greater than $5.10 a share for 20 out of 30 days, beginning February 9, 2010. Upon any conversion or redemption of the notes, the holders would receive a make-whole payment in an amount equal to the interest payable through the scheduled maturity of the converted or redeemed notes, less any interest paid before such conversion or redemption. Interest was due and payable on the notes semi-annually in arrears on June 30 and December 31, beginning on June 30, 2009.

The Company allocated the $25.0 million in proceeds between the convertible subordinated notes and the warrants based on their relative fair values. The Company calculated the fair value of the warrants at the date of the transaction at approximately $8.8 million with a corresponding amount recorded as a debt discount. The debt discount is being accreted over the life of the outstanding convertible subordinated notes using the effective interest method. At the date of the transaction, the fair value of the warrants of $8.8 million was determined utilizing the Black-Scholes option pricing model under the following assumptions: dividend yield of 0%, risk free interest rate of 1.99%, volatility of 118% and an expected life of five years.  The Company recognized approximately $8.6 million of non-cash interest expense in 2009 related to the accelerated accretion of the debt discount as a result of the conversion of $24.5 million of the convertible subordinated notes into approximately 9.1 million shares of the Company’s common stock.

The remaining $0.5 million of convertible subordinated notes plus approximately $0.1 million in make-whole interest was repaid in June 2011, prior to the note’s scheduled maturity.  The Company recognized approximately $0.1 million of non-cash interest expense in 2011 related to the accelerated accretion of the remaining debt discount.

(3)         The Company entered into a six-year non-interest bearing promissory note in the amount of $0.8 million with Pharmaceutical Research Associates, Inc., (“PRA”) in July 2006  as compensation for PRA assuming liability on a lease of premises in San Diego, CA. The fair value of the note (assuming an imputed 11.6% interest rate) was $0.6 million and broker fees amounted to $0.2 million at issuance. The note is payable in seventy-two equal installments of $11,000 per month. The loan balance at December 31, 2011 was $0.1 million.

(4)         The Company entered into a senior secured term loan in the amount of $8.6 million with Midcap Financial, LLC., (“Midcap”) in May 2011.  The Company had the option to borrow an additional $2.0 million from Midcap on or before December 31, 2011 upon meeting certain conditions, including the commencement of a Phase III clinical trial, which it did not exercise. The interest rate on the loan is 11.5% per year. The Company incurred approximately $0.1 million in issuance costs in connection with the loan and is required to pay a $0.3 million fee on the maturity date of the loan.  In addition, the Company issued five year common stock purchase warrants to Midcap granting them the right to purchase 1.1 million shares of the Company’s common stock at an exercise price of $0.63 per share. The basic terms of the loan require monthly payments of interest only through November 1, 2011, with 30 monthly payments of principal and interest that commenced on December 1, 2011. Any outstanding balance of the loan and accrued interest is to be repaid on May 27, 2014. In connection with the terms of the loan agreement, the Company granted Midcap a security interest in substantially all of the Company’s personal property including its intellectual property.

The Company allocated the $8.6 million in proceeds between the term loan and the warrants based on their relative fair values. The Company calculated the fair value of the warrants at the date of the transaction at approximately $0.5 million with a corresponding amount recorded as a debt discount. The debt discount is being accreted over the life of the outstanding term loan using the effective interest method. At the date of the transaction, the fair value of the warrants of $0.5 million was determined utilizing the Black-Scholes option pricing model utilizing the following assumptions: dividend yield of 0%, risk free interest rate of 1.71%, volatility of 110% and an expected life of five years.  The Company recognized approximately $0.2 million of non-cash interest expense in 2011 related to the accretion of the debt discount.

The Company’s term loan with Midcap contains a subjective acceleration clause, which allows the lender to accelerate the loan’s due date in the event of a material adverse change in the Company’s ability to pay its obligations when due.  The Company believes that its losses from operations, its stockholders’ deficit and a cash balance that is lower than its loan payable increase the likelihood of the due date being accelerated in this manner, and therefore the Company has classified loan repayments due more than twelve months from the date of these financial statements as a short term liability. The original deferred financing fees and debt discount continue to be amortized over the life of the debt that was assumed when the obligation was originally recorded.

Contractual principal payments due on loans and notes payable are as follows:

Year Ending	At December 31, 2011
(in thousands)
2012	$3,392
2013	3,329
2014	1,664
Total	$8,385

Preferred Stock	12 Months Ended
Dec. 31, 2011
Preferred Stock
Preferred Stock

7. Preferred Stock

The Company has authorized 5 million undesignated preferred shares as of December 31, 2011.  No such preferred stock was issued and outstanding as of December 31, 2011 and 2010, respectively.  The Company issued preferred shares subsequent to December 31, 2011 as described in Note 14.

Common Stock and Common Stock Warrants	12 Months Ended
Dec. 31, 2011
Common Stock and Common Stock Warrants
Common Stock and Common Stock Warrants

8. Common Stock and Common Stock Warrants

Upon receipt of the approval of stockholders in July 2009, the Company amended its certificate of incorporation to increase the number of authorized shares of common stock from 175,000,000 to 225,000,000 shares.

The Company issued five-year common stock purchase warrants in the May 2011 Midcap financing, granting Midcap the right to purchase 1.1 million shares of the Company’s common stock at an exercise price of $0.63 per share. The warrants issued to Midcap met the requirements of and are being accounted for as equity in accordance with ASC 815-40. The fair value of the warrants was $0.5 million.

The Company raised $4.6 million in gross proceeds, $4.3 million net of $0.3 million in transaction costs, in March 2011 through a public offering of common stock and common stock purchase warrants registered pursuant to a shelf registration statement on Form S-3 registering the issuance and sale of up to $50.0 million of the Company’s common stock, preferred stock, debt securities, convertible debt securities and/or warrants to purchase the Company’s securities.  Approximately 7.1 million shares of the Company’s common stock were sold at a price of $0.65 per share.  Five year common stock purchase warrants were issued to investors and the placement agent granting them the right to purchase approximately 5.3 million and 0.4 million shares of the Company’s common stock at an exercise price of $0.72 and $0.8125 per share, respectively.  The Company allocated the $4.6 million in gross proceeds between the common stock and the warrants based on their relative fair values.  Approximately $1.7 million of this amount was allocated to the warrants. The warrants meet the requirements of and are being accounted for as equity in accordance with ASC 815-40.

The Company raised $7.1 million in gross proceeds, $6.6 million net of $0.5 million in transaction costs, in February 2011 through a public offering of common stock and common stock purchase warrants registered pursuant to a shelf registration statement on Form S-3 registering the issuance and sale of up to $50.0 million of the Company’s common stock, preferred stock, debt securities, convertible debt securities and/or warrants to purchase the Company’s securities.  Approximately 8.9 million shares of the Company’s common stock were sold at a price of $0.80 per share.  Five year common stock purchase warrants were issued to investors and the placement agent granting them the right to purchase approximately 3.6 million and 0.4 million shares of the Company’s common stock at an exercise price of $0.75 and $1.00 per share, respectively.  The Company allocated the $7.1 million in gross proceeds between the common stock and the warrants based on their relative fair values.  Approximately $1.7 million of this amount was allocated to the warrants. The warrants meet the requirements of and are being accounted for as equity in accordance with ASC 815-40.

The Company raised $2.0 million in gross proceeds, $1.9 million net of $0.1 million in transactions costs, in November 2010 through a public offering of common stock and common stock purchase warrants registered pursuant to a shelf registration statement on Form S-3 registering the issuance and sale of up to $50.0 million of the Company’s common stock, preferred stock, debt securities, convertible debt securities and/or warrants to purchase the Company’s securities.  Approximately 3.3 million shares of the Company’s common stock were sold at a price of $0.61 per share.  Five year common stock purchase warrants were issued to investors granting them the right to purchase approximately 1.3 million and 0.2 million shares of the Company’s common stock at an exercise price of $0.56 and $0.7625 per share, respectively.  The Company allocated the $2.0 million in gross proceeds between the common stock and the warrants based on their relative fair values.  Approximately $0.5 million of this amount was allocated to the warrants. The warrants meet the requirements of and are being accounted for as equity in accordance with ASC 815-40.

The Company raised $6.7 million in gross proceeds, $6.2 million net of $0.5 million in transactions costs, in June 2010 through a public offering of common stock and common stock purchase warrants registered pursuant to a shelf registration statement on Form S-3 registering the issuance and sale of up to $50.0 million of the Company’s common stock, preferred stock, debt securities, convertible debt securities and/or warrants to purchase the Company’s securities.  Approximately 6.1 million shares of the Company’s common stock were sold at a price of $1.10 per share.  Five year common stock purchase warrants were issued to investors granting them the right to purchase approximately 4.6 million and 0.3 million shares of the Company’s common stock at an exercise price of $1.64 and $1.375 per share, respectively.  In addition, one year common stock purchase warrants were issued to investors granting them the right to purchase approximately 6.1 million shares of the Company’s common stock at an exercise price of $1.64 per share.  The Company allocated the $6.7 million in gross proceeds between the common stock and the warrants based on their relative fair values.  Approximately $3.2 million of this amount was allocated to the warrants. The warrants meet the requirements of and are being accounted for as equity in accordance with ASC 815-40.

The Company raised $9.6 million in gross proceeds, $8.9 million net of $0.7 million in transaction costs, in June 2009 through a public offering of common stock and common stock purchase warrants registered pursuant to a shelf registration statement on Form S-3 registering the issuance and sale of up to $50.0 million of the Company’s common stock, preferred stock, debt securities, convertible debt securities and/or warrants to purchase the Company’s securities.  Approximately 4.0 million shares of the Company’s common stock were sold at a price of $2.40 per share.  Two and one-half year common stock purchase warrants were issued to investors granting them the right to purchase approximately 1.4 million shares of the Company’s common stock at an exercise price of $2.70 per share.  The Company allocated the $9.6 million in gross proceeds between the common stock and the warrants based on their relative fair values.  Approximately $2.0 million of this amount was allocated to the warrants. The warrants did not meet the requirements of being accounted for as equity in accordance with ASC 815-40 since the Company did not have an adequate number of authorized shares to reserve for the exercise of the warrants. Therefore, the value of the warrant shares were classified as a liability and were marked to market at June 30, 2009 resulting in a loss of $0.3 million in the statement of operations and comprehensive loss.  The warrants were reclassified from liability to equity in accordance with ASC 815-40 as a result of stockholders approving an increase in the number of authorized shares of the Company’s common stock in July 2009.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies
Commitments and Contingencies

9. Commitments and Contingencies

Leases

The Company leases facilities and certain equipment under agreements through 2014 accounted for as operating leases. The leases generally contain renewal options and require the Company to pay all executory costs such as maintenance and insurance. The Company renewed its lease in Munich, Germany in January 2011, through July 2014.  Rent expense approximated $1.1 million, $1.1 million and $1.3 million for the years ended December 31, 2011, 2010, and 2009, respectively.

Future minimum rental payments under non-cancelable operating leases are as follows:

As of December 31,
Year Ending December 31,	2011
(in thousands)
2012	$880
2013	735
2014	43
$1,658

Consulting Contracts and Employment Agreements

The Company is a party to a number of research, consulting, and license agreements, which require the Company to make payments to the other party upon the other party attaining certain milestones as defined in the agreements.  The Company may be required to make future milestone payments as of December 31, 2011, totaling approximately $5.4 million, under these agreements, of which approximately $3.0 million is payable during 2012 and approximately $2.4 million is payable from 2013 through 2015. The Company is obligated to make future royalty payments to three of its collaborators under existing license agreements, including one based on net sales of Ceplene® one based on net sales of AmiKetTM and one based on net sales of crolibulinTM, to the extent revenues on such products are realized. Under the Company’s agreement with Dalhousie University, the Company is obligated to pay an annual maintenance fee so long as no commercial product sales have occurred and the Company desires to maintain its rights under the license agreement.  The Company paid Dalhousie a maintenance fee of $0.5 million in each of the years 2011, 2010 and 2009.

The Company’s Board of Directors ratified the employment agreements between the Company and its chief executive officer and chief financial officer dated as of October 28, 2004. The employment agreements covered the term through December 31, 2010, and provide for base salary, discretionary compensation, stock option awards, and reimbursement of reasonable expenses in connection with services performed under the employment agreements. The agreements also compensate such officers in the event of their death or disability, termination without cause, or termination within one year of an initial public offering or a change of control, as defined in the respective employment agreements.  Both employment agreements were automatically renewed for another year, ending December 31, 2012.

Litigation

On November 25, 2008 plaintiffs Kenton L. Crowley and John A. Flores filed a complaint against EpiCept in the United States District Court, New Jersey, which was transferred on March 20, 2009 to the United States District Court for the Southern District of California.  The complaint alleges breach of contract, breach of covenant of good faith and fair dealing, fraud, and rescission of contract with respect to the development of a topical cream containing ketamine and butamben, known as EpiCept NP-2.  Discovery was conducted in 2010 and 2011 and is now complete.  The Company filed a motion for summary judgment on April 29, 2011, which was granted in the Company’s favor on January 24, 2012.  Therefore, in 2011 the Company reversed the reserve of approximately $0.2 million that was previously recorded.

Share-Based Payments	12 Months Ended
Dec. 31, 2011
Share-Based Payments
Share-Based Payments

10. Share-Based Payments

The Company records stock-based compensation expense at fair value in accordance with ASC 718-10, “Compensation — Stock Compensation” (“ASC 718-10”).  The Company utilizes the Black-Scholes valuation method for determination of share-based compensation expense. Certain assumptions need to be made with respect to utilizing the Black-Scholes valuation model, including the expected life, volatility, risk-free interest rate and anticipated forfeiture of the stock options.  The expected life of the stock options was calculated using the method allowed by the provisions of ASC 718-10.  In accordance with ASC 718-10, the simplified method for “plain vanilla” options may be used where the expected term is equal to the vesting term plus the original contract term divided by two. The risk-free interest rate is based on the rates paid on securities issued by the U.S. Treasury with a term approximating the expected life of the options. Estimates of pre-vesting option forfeitures are based on the Company’s experience. The Company will adjust its estimate of forfeitures over the requisite service period based on the extent to which actual forfeitures differ, or are expected to differ, from such estimates. Changes in estimated forfeitures will be recognized through a cumulative catch-up adjustment in the period of change and will also impact the amount of compensation expense to be recognized in future periods.

The Company accounts for stock-based transactions with non-employees in which services are received in exchange for the equity instruments based upon the fair value of the equity instruments issued, in accordance with ASC 718-10 and ASC 505-50, “Equity-Based Payments to Non-Employees.” The two factors that most affect charges or credits to operations related to stock-based compensation are the estimated fair market value of the common stock underlying stock options for which stock-based compensation is recorded and the estimated volatility of such fair market value. The value of such options is periodically remeasured and income or expense is recognized during the vesting terms.

2005 Equity Incentive Plan

The 2005 Equity Incentive Plan (the “2005 Plan”) was adopted on September 1, 2005, approved by stockholders on September 5, 2005 and became effective on January 4, 2006. The 2005 Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Internal Revenue Code, to EpiCept’s employees and its parent and subsidiary corporations’ employees, and for the grant of nonstatutory stock options, restricted stock, restricted stock units, performance-based awards and cash awards to its employees, directors and consultants and its parent and subsidiary corporations’ employees and consultants. Options are granted and vest as determined by the Board of Directors. A total of 13,000,000 shares of EpiCept’s common stock are reserved for issuance pursuant to the 2005 Plan.  No optionee may be granted an option to purchase more than 1,500,000 shares in any fiscal year. Options issued pursuant to the 2005 Plan have a maximum maturity of 10 years and generally vest over 4 years from the date of grant.  The Company records stock-based compensation expense at fair value.  The Company issued approximately 1.4 million options to purchase common stock at a weighted average exercise price of $0.86 per share to certain of its employees and members of its board of directors and 0.3 million restricted stock units to members of its board of directors in 2011.  The Company estimates that $0.8 million of stock based compensation related to 2011 options and restricted stock units granted will be recognized as compensation expense over the vesting period.

The following table presents the total employee, board of directors and third party stock-based compensation expense resulting from the issuance of stock options, restricted stock, restricted stock units and the Employee Stock Purchase Plan included in the consolidated statement of operations and comprehensive loss:

	Years Ended December 31,
	2011	2010	2009
		(in thousands)
General and administrative	$685	$654	$889
Research and development	245	281	506
Stock-based compensation costs before income taxes	930	935	1,395
Benefit for income taxes (1)	—	—	—
Net compensation expense	$930	$935	$1,395

(1)      The stock-based compensation expense has not been tax-effected due to the recording of a full valuation allowance against net deferred tax assets.

Summarized information for stock option grants in 2011 is as follows:

	Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (years)	Aggregate Intrinsic Value
Options outstanding at December 31, 2010	3,044,073	$7.11
Granted	1,445,000	0.86
Exercised	—	—
Forfeited	(15,883)	2.36
Expired	(54,588)	32.31
Options outstanding at December 31, 2011	4,418,602	$4.77	7.16	$—
Vested or expected to vest at December 31, 2011	4,236,907	$4.92	6.14	$—
Options exercisable at December 31, 2011	2,601,650	$7.27	6.14	$—

The following table summarizes information about stock options outstanding at December 31, 2011:

	Options Outstanding			Options Exercisable
Range of Exercise Price	Options Outstanding at December 31, 2011	Weighted- Average Remaining Contractual Life	Weighted- Average Exercise Price	Shares Exercisable at December 31, 2011	Weighted- Average Exercise Price
$0.67 — 1.89	2,521,790	8.2 years	$1.13	999,119	$1.30
2.11 — 4.89	1,148,071	6.9 years	$2.99	853,790	$3.29
6.00 — 10.20	72,716	4.6 years	$7.94	72,716	$7.94
17.52 — 24.12	641,991	4.0 years	$17.58	641,991	$17.58
32.07 — 141.21	34,034	1.4 years	$86.25	34,034	$86.25
	4,418,602		$4.77	2,601,650	$7.27

The total intrinsic value of options exercised was approximately $0, $0 and $0.1 million in 2011, 2010 and 2009, respectively. Intrinsic value is measured using the fair market value at the date of exercise (for shares exercised) or at December 31, 2011 (for outstanding options), less the applicable exercise price.

The weighted-average fair value of the stock option awards granted to employees was $0.73, $1.93 and $1.89 in 2011, 2010, and 2009, respectively, and was estimated at the date of grant using the Black-Scholes option-pricing model and the assumptions noted in the following table:

	2011	2010	2009
Expected life	5 years	5 years	5 years
Expected volatility	110.0%	108.0% to 109.0%	110.0% to 118.0%
Risk-free interest rate	1.93% to 2.06%	2.17% to 2.39%	1.67% to 2.52%
Dividend yield	0%	0%	0%

The expected life of the stock options was calculated using the method allowed by the provisions of ASC 718-10.  In accordance with ASC 718-10, the simplified method for “plain vanilla” options may be used where the expected term is equal to the vesting term plus the original contract term divided by two. The Company used its historical volatility rate in 2011, 2010 and 2009, as management believes that this rate will be representative of future volatility over the expected term of the options.  The risk-free interest rate is based on the rates paid on securities issued by the U.S. Treasury with a term approximating the expected life of the options. The Company has never paid cash dividends, and does not currently intend to pay cash dividends, and thus has assumed a 0% dividend yield.

Pre-vesting forfeitures. Estimates of pre-vesting option forfeitures are based on the Company’s experience. Currently, the Company uses a forfeiture rate of 10%. The Company will adjust its estimate of forfeitures over the requisite service period based on the extent to which actual forfeitures differ, or are expected to differ, from such estimates. Changes in estimated forfeitures will be recognized through a cumulative catch-up adjustment in the period of change and will also impact the amount of compensation expense to be recognized in future periods.

Following the departure of a former director in 2011, the Company agreed to extend the period during which he would be entitled to exercise certain vested stock options to purchase the Company’s common stock from three months following the effective date of his resignation, June 14, 2011, to the expiration date of each option granted to the former director.  Additionally, all options that were not vested on the date of his resignation will continue to vest.  The Company recorded compensation expense related to the modification of the exercise period and vesting period of $32,000 in the second quarter of 2011.  Additional compensation expense of $30,000 will be recognized over the remaining vesting period of one year for the non-vested options.

Following the departure of a former director in 2009, the Company agreed to extend the period during which he would be entitled to exercise certain vested stock options to purchase the Company’s common stock from three months following the effective date of his resignation, February 3, 2009, to six months following such effective date. The Company recorded compensation expense related to the modification of the exercise period of $3,000 in the first quarter of 2009.

The total remaining unrecognized compensation cost related to non-vested stock options, restricted stock and restricted stock units amounted to $1.1 million at December 31, 2011, which will be amortized over the weighted-average remaining requisite service period of 2.2 years.

Restricted Stock

Restricted stock was issued to certain employees in 2007, and entitled the holder to receive a specified number of shares of the Company’s common stock over a four year, monthly vesting term.  This restricted stock grant is accounted for at fair value at the date of grant and an expense was recognized during the vesting term. All restricted stock grants vested in 2010.

Restricted Stock Units

Restricted stock units were issued to certain employees and non-employee members of the Company’s Board of Directors in 2011, 2009 and 2008, which entitle the holder to receive a specified number of shares of the Company’s common stock at the end of the one year, two year or four year vesting term.  This restricted stock unit grant is accounted for at fair value at the date of grant and an expense is recognized during the vesting term.

Summarized information for restricted stock unit grants in 2011 is as follows:

	Restricted Stock Units	Weighted Average Grant Date Value Per Share
Nonvested at December 31, 2010	75,441	$3.72
Granted	258,750	0.52
Vested	(14,375)	2.43
Forfeited	—	—
Nonvested at December 31, 2011	319,816	$1.03

2009 Employee Stock Purchase Plan

The 2009 Employee Stock Purchase Plan (the “2009 ESPP”) was adopted by the Board of Directors on December 19, 2008, subject to stockholder approval, and was approved by the stockholders at the Company’s 2009 Annual Meeting held on June 2, 2009. The 2009 ESPP was effective on January 1, 2009 and a total of 1,000,000 shares of common stock have been reserved for sale. The 2009 ESPP is implemented by offerings of rights to all eligible employees from time to time. Unless otherwise determined by the Company’s Board of Directors, common stock is purchased for accounts of employees participating in the 2009 ESPP at a price per share equal to the lower of (i) 85% of the fair market value of a share of the Company’s common stock on the first day the offering or (ii) 85% of the fair market value of a share of the Company’s common stock on the last trading day of the purchase period. The initial period commenced January 1, 2009 and ended on June 30, 2009.  Each subsequent offering period will have a six-month duration.

The number of shares to be purchased at each balance sheet date is estimated based on the current amount of employee withholdings and the remaining purchase dates within the offering period.  The fair value of share options expected to vest is estimated using the Black-Scholes option-pricing model.  Share options for employees entering the 2009 ESPP were estimated using the Black-Scholes option-pricing model and the assumptions noted on the table below.

	2011	2010	2009
Expected life	n/a	.50 years	.50 years
Expected volatility	n/a	110.0%	114.0%-118.0%
Risk-free interest rate	n/a	0.20%	0.28%-0.33%
Dividend yield	n/a	0%	0%

There were no shares issued under the 2009 ESPP in 2011.  A total of 78,267 shares have been issued under the 2009 ESPP as of December 31, 2011.  The Company recorded an expense of $0, $23,000 and $38,000 in 2011, 2010 and 2009, respectively, based on the estimated number of shares to be purchased.

Warrants

The following table summarizes information about warrants outstanding at December 31, 2011:

	Expiration	Common Shares
Issued in Connection With	Date	Issuable	Exercise Price
December 2006 stock issuance	2012	1,284,933	$4.41
June 2007 stock issuance	2012	889,576	8.79
Termination of sublicense agreement	2012	83,333	5.88
October 2007 stock issuance	2013	709,745	5.64
December 2007 stock issuance	2013	555,555	4.50
March 2008 stock issuance	2013	1,011,744	2.58
2006 senior secured term loan	2013	27,968	1.17
2006 senior secured term loan	2013	325,203	1.23
June 2008 stock issuance	2013	766,667	1.17
July 2008 stock issuance	2013	33,333	1.17
August 1, 2008 stock issuance	2013	92,166	2.04
August 11, 2008 stock issuance	2013	60,409	1.89
August 11, 2008 stock issuance	2013	460,830	2.08
August 11, 2008 stock issuance	2013	86,748	2.85
February 2009 convertible debt (See Note 6)	2014	3,703,704	3.11
February 2009 convertible debt (See Note 6)	2014	462,963	3.38
June 2010 stock issuance	2012	6,136,363	1.64
June 2010 stock issuance	2015	4,602,273	1.64
June 2010 stock issuance	2015	306,818	1.38
November 2010 stock issuance	2015	163,935	0.76
February 2011 stock issuance	2016	3,570,000	0.75
February 2011 stock issuance	2016	446,250	1.00
March 2011 stock issuance	2016	5,307,693	0.72
March 2011 stock issuance	2016	353,847	0.81
May 2011senior secured term loan (See Note 6)	2016	1,092,063	0.63
Total		32,534,119	$2.00

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes
Income Taxes

11. Income Taxes

Deferred income taxes reflect the net effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Company’s deferred tax assets relate primarily to its net operating loss carryforwards and other balance sheet basis differences. In accordance with ASC 740, “Income Taxes,” the Company recorded a valuation allowance to fully offset the net deferred tax asset, because it is not more likely than not that the Company will realize future benefits associated with these deferred tax assets at December 31, 2011 and 2010. The change in the valuation allowance for the years ended December 31, 2011 and 2010 was an increase of approximately $5.8 million and $11.9 million, respectively. The increases in the valuation allowance of $11.9 million during the year ended December 31, 2010 were net of an increase in the valuation allowance of $6.2 million as a result of adjustments to the gross deferred tax asset related to the net operating loss carryforward due to an adjustment to the ownership change under Internal Revenue Code Section 382 in 2009, which was subsequently adjusted in 2010. Significant components of the Company’s deferred tax assets at December 31, 2011 and 2010 are as follows:

	December 31,
	2011	2010
	(in thousands)
Deferred tax assets:
Patent costs	$637	$731
Inventory expense	595	—
Share-based payments	5,583	5,318
Accrued liabilities — U.S.	282	275
Accrued liabilities — foreign	347	347
Deferred revenue	4,362	4,882
Property and equipment	749	695
Deferred rent	212	273
Other	6	(76)
Warrant	45	45
Credits	3,693	3,611
Net operating loss carryforwards — U.S.	52,813	47,530
Net operating loss carryforwards — foreign	4,198	4,116
Total deferred tax assets	73,522	67,747
Valuation allowance	(73,522)	(67,747)
Net deferred tax assets	$—	$—

A reconciliation of the federal statutory tax rate and the effective tax rates is as follows:

	Year Ended December 31,
	2011	2010	2009
Statutory tax rate	(34.0)%	(34.0)%	(34.0)%
State income taxes, net of federal benefit	(5.5)	(5.5)	(5.5)
Share-based payments	0.7	0.7	0.5
Foreign deferred tax adjustment	0.2	3.8	0.0
Other	1.7	(1.9)	0.0
Change in valuation allowance	36.9	36.9	39.0
Effective tax rate	(0)%	(0)%	(0)%

The principal differences between the U.S. statutory tax rate of 34% and the Company’s effective tax rates of (0)% for the years ended December 31, 2011, 2010 and 2009 is primarily due to the Company’s valuation allowance and the write-down of net operating loss carryforwards due to an ownership change under Internal Revenue Code Section 382 in 2009.

The Company has approximately $280.3 million of net operating loss carryforwards (federal, state and foreign) and tax credit carryforwards of $3.7 million as of December 31, 2011. The Company reduced its tax attributes (NOL’s and tax credits) as a result of the Company’s ownership changes in 2009 and 2007 and the limitation placed on the utilization of its tax attributes as a substantial portion of the NOL’s and tax credits generated prior to the ownership change will likely expire unused. Accordingly, the federal NOL’s were reduced by approximately $272.0 million and the tax credit carryforwards were reduced by approximately $7.3 million.

	December 31,
	2011	2010
	(in millions)
Federal NOL’s	$134.2	$120.9
State NOL’s	129.4	115.6
Foreign NOL’s	16.7	15.6
Total NOL’s	$280.3	$252.1

	(in thousands)
Federal Credits	$481	$406
State Credits	3,211	3,205
Total Credits	$3,692	$3,611

The Company’s federal NOL’s of $134.2 million and state NOL’s of $129.4 million begin to expire after 2012 up through 2031. The Company’s foreign NOL’s of $16.7 million do not expire. The Company’s federal and state tax credits of $3.7 million begin to expire in 2025 through 2031.

The Company follows the provisions of ASC 740, which prescribes a threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return and also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods and disclosures.  There was no cumulative effect adjustment upon adoption.  A reconciliation of the beginning and ending unrecognized tax benefits is as follows:

	December 31,	December 31,	December 31,
	2011	2010	2009
	(in thousands)
Balance at January 1,	$—	$—	$115
Reductions related to tax positions	—	—	(115)
Balance at December 31,	$—	$—	$—

Segment and Geographic Information	12 Months Ended
Dec. 31, 2011
Segment and Geographic Information
Segment and Geographic Information

12. Segment and Geographic Information

The Company operates as one reportable segment. The Company maintains development operations in the U.S. and Germany.  Geographic information is as follows:

	Year Ended December 31,
	2011	2010	2009
	(in thousands)
Revenue
U.S.	$943	$993	$412
Germany	1	1	2
	$944	$994	$414
Net loss
U.S.	$14,606	$14,187	$38,505
Germany	1,050	1,350	309
	$15,656	$15,537	$38,814
Total Assets
U.S.	$7,457	$4,564	$7,417
Germany	64	125	97
	$7,521	$4,689	$7,514
Long Lived Assets, net
U.S.	$113	$211	$348
Germany	7	11	12
	$120	$222	$360

Quarterly Results (Unaudited)	12 Months Ended
Dec. 31, 2011
Quarterly Results (Unaudited)
Quarterly Results (Unaudited)

13. Quarterly Results (Unaudited)

Summarized quarterly results of operations is as follows (in thousands except per share and share amounts):

	Year Ended December 31, 2011
	First	Second	Third	Fourth
	(in thousands, except for share and per share amounts)
Revenue	$238	$224	$275	$207
Total costs and expenses	3,168	4,303	4,645	2,881
Net loss	(2,466)	(4,342)	(5,397)	(3,451)
Basic and diluted loss per common share(1)	(0.04)	(0.06)	(0.08)	(0.05)
Weighted average shares outstanding	60,102,966	70,993,924	71,003,667	71,003,667

	Year Ended December 31, 2010
	First	Second	Third	Fourth
	(in thousands, except for share and per share amounts)
Revenue	$195	$251	$257	$291
Total costs and expenses	4,124	4,335	4,265	3,644
Net loss	(4,508)	(4,889)	(3,168)	(2,972)
Basic and diluted loss per common share(1)	(0.10)	(0.11)	(0.06)	(0.06)
Weighted average shares outstanding	44,160,266	44,274,642	50,393,488	52,466,655

(1) Basic and diluted loss per common share are computed independently for each of the periods presented. Accordingly, the sum of the quarterly loss per common share amounts may not agree to the total for the year.

Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events (Unaudited)
Subsequent Events (Unaudited)

14. Subsequent Events (Unaudited)

The Company filed a Certificate of Designation in Delaware on February 8, 2012, which designated 2,000 shares of its authorized preferred shares as Series A 0% Convertible Preferred Stock.

The Company received $1.8 million cash, net of $0.2 million in transaction costs, in February 2012 from the issuance of 2,000 shares of the Company’s Series A 0% Convertible Preferred Stock, at a price of $1,000 per share, and warrants to purchase 5.0 million shares of the Company’s Common Stock.  The Shares of Preferred Stock were convertible into an aggregate of 10.0 million shares of the Company’s Common Stock.  A total of 1,224 shares of Preferred Stock were converted into approximately 6.1 million shares of the Company’s Common Stock as of March 23, 2012.

The Company reduced the exercise price and extended the expiration date of the Company’s outstanding Series B Common Stock Purchase Warrants that were issued in a registered direct offering that closed on June 30, 2010 (the “Series B Warrants”) effective January 9, 2012. The Series B Warrants, which originally would have expired at the close of business on January 9, 2012, are exercisable for up to 6,136,363 shares of the Company’s common stock; the original exercise price was $1.64 per share. The exercise price has been reduced to $0.20 per share, and the expiration date has been extended to the close of business on the earlier of (i) April 9, 2012 or (ii) a date selected by the Company in its sole discretion, with respect to which date the Company provides written notice to the warrant holder not less than ten business days in advance.  A total of 3.8 million warrants were exercised for proceeds of $0.8 million as of March 23, 2012.